UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 22, 2023

USCB Financial Holdings, Inc.
(Exact name of registrant as specified in its charter)

Florida	001-41196	87-4070846
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2301 N.W. 87th Avenue, Doral, Florida	33172
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(305) 715-5200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	USCB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item	5.07	Submission of Matters to a Vote of Security Holders

	(a)	An Annual Meeting of Shareholders (the “Annual Meeting”) of USCB Financial Holdings Inc. (the “Company”) was held on May 22, 2023.

	(b)
There were 19,622,380 shares of Class A common stock, par value $1.00 per share, of the Company issued and outstanding and eligible to be voted at the Annual Meeting and 18,811,410 shares were represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the meeting.

The items voted upon at the Annual Meeting and the votes for each proposal were as follows:

1.	Election of directors for a one-year term ending in 2024 and until their successors are elected and qualified:

	For	Withheld	Broker Non-votes
Ramon Abadin	14,846,666	1,251,657	2,713,087
Luis de la Aguilera	15,559,946	538,377	2,713,087
Maria C. Alonso	15,538,263	560,060	2,713,087
Howard P. Feinglass	15,560,689	537,634	2,713,087
Bernardo Fernandez, M.D.	15,101,733	996,590	2,713,087
Robert E. Kafafian	15,565,213	533,110	2,713,087
Aida Levitan. Ph.D.	15,020,836	1,077,487	2,713,087
Ramon A. Rodriguez	15,559,224	539,099	2,713,087
W. Kirk Wycoff	15,551,438	546,885	2,713,087

2.	To ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

For	Against	Abstain	Broker Non-Votes
18,233,365	558,044	20,001	0

3.	To amend the Company’s Articles of Incorporation to revise certain provisions involving the Class B non-voting common stock.

For	Against	Abstain	Broker Non-Votes
15,484,664	585,554	28,105	2,713,087

At the Annual Meeting, the shareholders of the Company (i) elected each of the nominees for director, (ii) adopted the proposal to ratify the appointment of the Company’s independent registered public accounting firm for the year ending December 31, 2023 and (iii) adopted the proposal to amend the Company’s Articles of Incorporation.

(c)	Not applicable.

(d)	Not applicable.

Item	9.01	Financial Statements and Exhibits

	(a)	Not applicable.

	(b)	Not applicable.

	(c)	Not applicable.

	(d)	Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USCB FINANCIAL HOLDINGS, INC.

	By:	/s/ Robert Anderson
	Name:	Robert Anderson
	Title:	Chief Financial Officer

Date: May 25, 2023